July 21, 2022 Q2 2022 – Supplemental Information Exhibit 99.2

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that reflect the current views of BankUnited, Inc. (“BankUnited,” “BKU” or the “Company”) with respect to, among other things, future events and financial performance. The Company generally identifies forward-looking statements by terminology such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “could,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” "forecasts" or the negative version of those words or other comparable words. Any forward-looking statements contained in this presentation are based on the historical performance of the Company and its subsidiaries or on the Company’s current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by the Company that the future plans, estimates or expectations contemplated by the Company will be achieved. Such forward-looking statements are subject to various risks and uncertainties and assumptions, including (without limitations) those relating to the Company’s operations, financial results, financial condition, business prospects, growth strategy and liquidity, including as impacted by external circumstances outside the Company's direct control. If one or more of these or other risks or uncertainties materialize, or if the Company’s underlying assumptions prove to be incorrect, the Company’s actual results may vary materially from those indicated in these statements. These factors should not be construed as exhaustive. The Company does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements. Information on these factors can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K, which are available at the SEC’s website (www.sec.gov). 2

Quarterly Highlights

Quarterly Snapshot 4 Operating results Loans and Deposits Asset Quality Capital • Net income for the quarter of $65.8 million and EPS of $0.82 • NIM expanded by 13bps to 2.63% • Non-interest income impacted by $9.3 million decline in fair value of preferred stock investments • Loan growth of $780 million, excluding PPP runoff • Average non-interest bearing demand deposits grew by $371 million, totaling 34% of total deposits • Quarter-end deposits relatively flat to prior quarter; declined by $80 million • Average cost of total deposits 0.30% for the quarter • Total criticized and classified loans declined by $181 million • NPA ratio of 0.41% at June 30; guaranteed portion of SBA loans included in NPAs was 0.12% of total assets • Total share repurchases of $244 million in Q2 • CET1 ratios of 11.3% at the holding company and 13.3% at the bank at June 30, 2022 • Book value per share and tangible book value per share were $32.15 and $31.16, respectively at June 30 Expansion Activity • Opened Dallas, TX branch in April • Successful launch of Atlanta corporate banking office with continued build-out of C&I, CRE and treasury management teams

Highlights from Second Quarter Earnings

BankUnited

($ in millions, except per share data)	Q2 22	Q1 22	Q2 21	Change From Q1 22	Change From Q2 21	Key Highlights
Net Interest Income	$225	$209	$198	$16	$27	
Provision for (Recovery of) Credit Losses	$24	$8	($28)	$16	$52	Loan growth, increases in specific reserves and qualitative factors
Total Non-interest Income	$13	$14	$33	($1)	($20)	Reflects declines in value of preferred stock investments in 2022
Total Non-interest Expense	$127	$126	$118	$1	$9	
Net Income	$66	$67	$104	($1)	($38)	Q2 2021 favorably impacted by reserve release
EPS	$0.82	$0.79	$1.11	$0.03	($0.29)	
Pre-Provision, Net Revenue (PPNR)(3)	$111	$97	$113	$14	($2)	
Period-end Loans	$24,100	$23,370	$22,885	$730	$1,215	
Period-end Non-interest DDA	$9,645	$9,663	$8,834	($18)	$811	9% YoY non-interest DDA growth;
Period-end Deposits	$28,461	$28,541	$28,609	($80)	($148)	
CET1	11.3%	12.5%	13.5%	(1.2%)	(2.2%)	
Total Capital	13.0%	14.3%	15.4%	(1.3%)	(2.4%)	
Yield on Loans	3.59%	3.36%	3.59%	0.23%	-	
Cost of Deposits	0.30%	0.17%	0.25%	0.13%	0.05%	
Net Interest Margin	2.63%	2.50%	2.37%	0.13%	0.26%	
Non-performing Assets to Total Assets(1)	0.41%	0.42%	0.83%	(0.01%)	(0.42%)	
Allowance for Credit Losses to Total Loans	0.54%	0.54%	0.77%	-	(0.23%)	
Net Charge-offs to Average Loans(2)	0.23%	0.15%	0.24%	0.08%	(0.01%)	

(1) Includes guaranteed portion of non-accrual SBA loans.
(2) Annualized for the periods ended June 30, 2022, March 31, 2022 and June 30, 2021.
(3) PPNR is a non-GAAP financial measure. See section entitled “Non-GAAP Financial Measures” on page 25.

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Transformed Deposit mix ($ in millions) 6 $6,335 $6,820 $7,347 $4,807 $3,384 $2,725 $10,715 $11,262 $10,622 $12,660 $13,369 $13,223 $1,758 $1,771 $2,131 $3,020 $3,709 $2,868 $3,071 $3,621 $4,295 $7,009 $8,976 $9,645$21,879 $23,474 $24,395 $27,496 $29,438 $28,461 12/31/17 12/31/18 12/31/19 12/31/20 12/31/21 6/30/22 Non-interest Demand Interest Demand Money Market / Savings Time Non-interest bearing demand deposits have grown at a compound annual growth rate of 38% since December 31, 2019 Quarterly Cost of Deposits 0.94% 1.52% 1.48% 0.43% 0.19% 0.30% Non-interest bearing as % of Total Deposits 14.0% 15.4% 17.6% 25.5% 30.5% 33.9% Spot Average Annual Percentage Yield (“APY”) At December 31, 2019 At December 31, 2020 At December 31, 2021 At June 30, 2022 Target Federal Funds Rate Upper Limit 1.75% 0.25% 0.25% 1.75% Total non-maturity deposits 1.11% 0.29% 0.14% 0.44% Total interest-bearing deposits 1.71% 0.48% 0.23% 0.67% Total deposits 1.42% 0.36% 0.16% 0.45%

Prudently Underwritten and Well-Diversified Loan Portfolio At June 30, 2022 ($ in millions) 7 Loan Portfolio Over Time CRE C&I Other Residential Loan Product Type Non-owner Occupied 78% Multi- family 18% Construction and Land 4% Pinnacle 61% Bridge - Franchise 16% Bridge - Equipment 21% PPP 2% Commercial and Industrial 74% Owner Occupied 26% $4,949 $5,661 $6,348 $8,368 $8,840 $7,501 $7,493 $6,896 $5,702 $5,508 $6,478 $6,718 $6,448 $6,735 $7,331 $432 $768 $1,259 $1,092 $817 $2,617 $2,515 $2,915 $1,868 $1,604 $21,977 $23,155 $23,866 $23,765 $24,100 12/31/18 12/31/19 12/31/20 12/31/21 6/30/22 Residential CRE C&I Mortgage Warehouse Lending Other(1) (1) Includes lending subs and PPP. PPP totaled $782 million, $249 million, and $30 million at December 31, 2020, December 31, 2021, and June 30, 2022, respectively. 30 Yr Fixed 40% 15 & 20 Year Fixed 14% 10/1 ARM 2% 5/1 & 7/1 ARM 21% Formerly Covered 1% Govt Insured 22%

Allowance for Credit Losses

Drivers of Change in the ACL 9 ACL 03/31/22 ACL 6/30/22 Portfolio Changes Economic Forecast Net Charge- Offs Change in Qualitative Overlay ($ in millions) % of Total Loans 0.54% 0.54% • New loans • Repayments and runoff • Portfolio seasoning • Changes in borrower financial condition • Migration • Current market adjustment • Changes to forward path of economic forecast • Increased qualitative overlay related to economic uncertainty Change in Specific Reserves

Allocation of the ACL 10 ($ in millions) (1) Non-performing loans and assets include the guaranteed portion of non-accrual SBA loans totaling $43.4 million, $46.1 million, and $51.3 million or 0.18%, 0.19%, and 0.22%, of total loans and 0.12%, 0.13%, and 0.15% of total assets, at June 30, 2022, December 31, 2021, and December 31, 2020, respectively. (2) Annualized for the period ended June 30, 2022. Balance % of Loans Balance % of Loans Balance % of Loans Residential and other consumer 18.7$ 0.29% 9.2$ 0.11% 9.0$ 0.10% Commercial: Commercial real estate 104.6 1.52% 28.8 0.51% 31.2 0.57% Commercial and industrial 91.0 1.07% 68.0 0.84% 80.8 0.99% Pinnacle 0.3 0.03% 0.2 0.02% 0.1 0.01% Franchise finance 36.3 6.61% 16.7 4.90% 6.3 2.38% Equipment finance 6.4 1.34% 3.6 1.00% 2.8 0.84% Total commercial 238.6 1.36% 117.3 0.76% 121.2 0.79% Allowance for credit losses 257.3$ 1.08% 126.5$ 0.53% 130.2$ 0.54% December 31, 2020 June 30, 2022December 31, 2021 Asset Quality Ratios December 31, 2020 December 31, 2021 June 30, 2022 Non-performing loans to total loans (1) 1.02% 0.87% 0.60% Non-performing assets to total assets (1) 0.71% 0.58% 0.41% Allowance for credit losses to non-performing loans (1) 105.26% 61.41% 90.45% Net charge-offs to average loans (2) 0.26% 0.29% 0.23%

Loan Portfolio and Credit

12 Granular, Diversified Commercial & Industrial Portfolio At June 30, 2022 (1) Includes $1.9 billion of owner-occupied real estate (2) Excludes PPP loans ($ in millions) Industry Balance(1)(2) Commitment % of Portfolio Finance and Insurance 1,313$ 2,391$ 17.9% Educational Services 686 745 9.4% Wholesale Trade 640 959 8.7% Health Care and Social Assistance 489 624 6.7% Transportation and Warehousing 422 523 5.8% Manufacturing 585 824 8.0% Information 503 745 6.9% Real Estate and Rental and Leasing 466 744 6.4% Utilities 340 487 4.6% Construction 315 533 4.3% Retail Trade 309 377 4.2% Other Services (except Public Administration) 233 321 3.2% Professional, Scientific, and Technical Services 266 378 3.6% Public Administration 193 208 2.6% Accommodation and Food Services 185 232 2.5% Administrative and Support and Waste Management 163 215 2.2% Arts, Entertainment, and Recreation 161 189 2.2% Other 62 92 0.8% 7,331$ 10,587$ 100.0%

13 Commercial Real Estate by Property Type At June 30, 2022 Property Type Balance FL NY Tri State Other Wtd. Avg. DSCR Wtd. Avg. LTV Office 1,848$ 58% 25% 17% 2.35 65.3% Multifamily 1,133 45% 54% 1% 2.31 53.9% Retail 902 59% 33% 8% 1.88 62.9% Warehouse/Industrial 1,013 61% 19% 20% 2.46 58.3% Hotel 458 81% 11% 8% 2.24 57.0% Other 154 55% 43% 2% 2.46 55.8% 5,508$ 58% 32% 10% 2.28 60.3% ($ in millions)

Asset Quality Metrics - Continued Positive Trends Non-performing Loans to Total Loans Non-performing Assets to Total Assets Net Charge-offs to Average Loans(1) (1) YTD net charge-offs, annualized at June 30, 2022. 14 0.88% 1.02% 0.87% 0.60% 0.68% 0.80% 0.68% 0.42% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 12/31/19 12/31/20 12/31/21 6/30/22 Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 0.63% 0.71% 0.58% 0.41% 0.49% 0.56% 0.45% 0.29% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 12/31/19 12/31/20 12/31/21 6/30/22 Incl. guaranteed portion of non-accrual SBA loans Excl. guaranteed portion of non-accrual SBA loans 0.05% 0.26% 0.29% 0.23% 0.00% 0.20% 0.40% 0.60% 12/31/19 12/31/20 12/31/21 6/30/2022

Non-Performing Loans by Portfolio Segment ($ in millions) (1) Includes the guaranteed portion of non-accrual SBA loans totaling $43.4 million, $46.1 million, $51.3 million, and $45.7 million at June 30, 2022, December 31, 2021, December 31, 2020, and December 31, 2019, respectively. $19 $29 $29 $19 $18 $36 $19 $6 $24 $11 $11 $65 $43 $58 $47 $21 $14 $45 $33 $14 $62 $67 $56 $53 $205 $244 $206 $144 12/31/19 12/31/20 12/31/21 6/30/22 Residential and Other Consumer CRE Multifamily C&I Equipment Franchise SBA(1) 15

Criticized and Classified Loans ($ in millions) Commercial Real Estate Commercial & Industrial (1) Franchise Finance(3) Equipment Finance SBA(2) (1) Substandard non-accruing and doubtful includes $1.1 million and $27.8 million of loans rated doubtful at June 30, 2022 and December 31, 2021, respectively. (2) Includes the guaranteed portion of non-accrual SBA loans totaling $43.4 million, $46.1 million, $51.3 million, $45.7 million, at June 30, 2022, December 31, 2021, December 31, 2020, and December 31, 2019, respectively. (3) Substandard non-accruing and doubtful includes $6.9 million and $20.0 million of loans rated doubtful at June 30, 2022 and December 31, 2021, respectively. $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 16 $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000

Criticized and Classified – CRE by Property Type ($ in millions) Office Multifamily Retail Warehouse/Industrial Hotel Other $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 17 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450

Asset Quality – Delinquencies ($ in millions) Commercial (1) CRE Residential (2) (1) Includes lending subsidiaries (2) Excludes government insured residential loans 18 $0 $20 $40 $60 $80 12/31/19 12/31/20 12/31/21 3/31/22 6/30/22 $0 $20 $40 $60 $80 12/31/19 12/31/20 12/31/21 3/31/22 6/30/22 $0 $20 $40 $60 $80 12/31/19 12/31/20 12/31/21 3/31/22 6/30/22

Credit Quality – Residential At June 30, 2022 High quality residential portfolio consists primarily of prime jumbo mortgages with de-minimis charge- offs since inception as well as fully government insured assets FICO Distribution(1) Breakdown by LTV(1) Breakdown by Vintage(1) (1) Excludes government insured residential loans. FICOs are refreshed routinely. LTVs are typically based on valuation at origination. 19 <720 or NA 9% 720-759 18% >759 73% Prior 21% 2018 3% 2019 5% 2020 14% 2021 47% 2022 10% 60% or less 37% 61% - 70% 26% 71% - 80% 36% More than 80% 1%

Investment Portfolio

21 Investment Securities AFS ($ in thousands) Portfolio Composition Ratings Distribution NR 1% Gov 29% AAA 60% AA 7% A 3% Portfolio Net Unrealized Gain(Loss) Fair Value Net Unrealized Gain(Loss) Fair Value Net Unrealized Gain(Loss) Fair Value US Government and agency (3,939)$ 3,249,950$ (56,692)$ 3,150,849$ (97,506)$ 2,908,462$ Private label RMBS and CMOs (10,716) 2,149,420 (119,128) 2,708,041 (233,613) 2,636,906 Private label CMBS (680) 2,604,010 (40,945) 2,711,986 (94,508) 2,684,630 Residential real estate lease-backed securities 2,123 476,968 (12,242) 493,869 (18,493) 491,478 CLOs (931) 1,078,286 (6,740) 1,072,480 (23,332) 1,023,704 State and Municipal Obligations 16,559 222,277 2,359 207,279 (5,023) 149,706 Other 1,419 152,510 (1,884) 117,398 (4,200) 107,761 3,835$ 9,933,421$ (235,272)$ 10,461,902$ (476,675)$ 10,002,647$ December 31, 2021 June 30, 2022March 31, 2022 US Government and agency 29% Private label RMBS and CMOs 27% Private label CMBS 27% Residential real estate lease- backed securities 5% CLO 10% State Municipal Obligations 1% Other 1%

22 Investment Securities – Asset Quality of Select Non-Agency Securities At June 30, 2022 Strong credit enhancement levels Private Label RMBS AAA 95% AA 1% A 4% Private Label CMBS CLOs AAA 79% AA 17% A 4% AAA 85% AA 11% A 4% Rating Min Max Avg AAA 30.0 94.9 44.2 5.5 AA 29.2 88.5 42.8 6.0 A 24.4 65.8 36.1 5.8 Wtd. Avg. 29.7 93.1 43.7 5.6 Subordination Wtd. Avg. Stress Scenario Loss Rating Min Max Avg AAA 3.0 90.9 17.2 1.8 AA 18.3 31.7 22.9 4.2 A 20.9 24.5 21.7 4.2 Wtd. Avg. 3.9 87.4 17.5 1.9 Subordination Wtd. Avg. Stress Scenario Loss Rating Min Max Avg AAA 41.3 61.0 44.6 7.2 AA 30.8 40.4 34.7 6.8 A 24.8 28.4 26.2 6.6 Wtd. Avg. 38.8 56.2 42.2 7.1 Subordination Wtd. Avg. Stress Scenario Loss

Recognitions and Rankings 23 South Florida-based Community Bank based on assets, South Florida Business Journal, October 2021 # 1 Largest Florida-based Bank based on assets, Florida Business Journals, December 2020 # 3 South Florida Business Journal, June 2021 Healthiest Employer in South Florida,#1 100 Healthiest Workplaces in America, Springbuk, October 2021 #13 Superior rating by BauerFinancial consecutively since its inception Newsweek, March 2022 #4 America’s Most Trusted companies (Banking),

Non-GAAP Financial Measures

25 Non-GAAP Financial Measures PPNR is a non-GAAP financial measure. Management believes this measure is relevant to understanding the performance of the Company attributable to elements other than the provision for credit losses and the ability of the Company to generate earnings sufficient to cover estimated credit losses, particularly in view of recent volatility of the provision for credit losses. This measure also provides a meaningful basis for comparison to other financial institutions since it is commonly employed and is a measure frequently cited by investors and analysts. The following table reconciles the non-GAAP financial measure of PPNR to the comparable GAAP financial measurement of income (loss) before income taxes for the periods indicated (in thousands): June 30, 2022 March 31, 2022 June 30, 2021 Income before income taxes (GAAP) 87,468$ 88,789$ 140,150$ Plus: provision for (recovery of) credit losses 23,996 7,830 (27,534) PPNR (non-GAAP) 111,464$ 96,619$ 112,616$ Three Months Ended

26 Non-GAAP Financial Measures Tangible book value per common share is a non-GAAP financial measure. Management believes this measure is relevant to understanding the capital position and performance of the Company. Disclosure of this non-GAAP financial measure also provides a meaningful basis for comparison to other financial institutions as it is a metric commonly used in the banking industry. The following table reconciles the non-GAAP financial measurement of tangible book value per common share to the comparable GAAP financial measurement of book value per common share at June 30, 2022 (in thousands except share and per share data): June 30, 2022 Total stockholders’ equity (GAAP) 2,506,017$ Less: goodwill 77,637 Tangible stockholders’ equity (non-GAAP) 2,428,380$ Common shares issued and outstanding 77,944,216 Book value per common share (GAAP) 32.15$ Tangible book value per common share (non-GAAP) 31.16$